VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas utility	$263.5	$254.2	$944.6	$810.0
Electric utility	143.9	149.3	624.8	619.3
Nonutility	269.4	276.5	1,042.3	1,061.9
Total operating revenues	676.8	680.0	2,611.7	2,491.2

OPERATING EXPENSES:
Cost of gas sold	125.3	122.7	468.7	358.1
Cost of fuel and purchased power	46.4	48.4	201.8	202.9
Cost of nonutility revenues	86.7	95.3	346.4	366.7
Other operating	242.3	239.1	943.4	891.6
Depreciation and amortization	62.4	72.1	273.4	277.8
Taxes other than income taxes	16.6	16.8	63.5	60.5
Total operating expenses	579.7	594.4	2,297.2	2,157.6

OPERATING INCOME	97.1	85.6	314.5	333.6

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	0.1	(2.1)	0.5	(59.7)
Other income - net	3.9	8.7	19.7	17.7
Total other income (expense)	4.0	6.6	20.2	(42.0)

INTEREST EXPENSE	21.0	21.6	86.7	87.9

INCOME BEFORE INCOME TAXES	80.1	70.6	248.0	203.7

INCOME TAXES	23.6	20.8	81.1	67.1

NET INCOME	$56.5	$49.8	$166.9	$136.6

AVERAGE COMMON SHARES OUTSTANDING	82.6	82.4	82.5	82.3
DILUTED COMMON SHARES OUTSTANDING	82.6	82.4	82.5	82.4

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.68	$0.60	$2.02	$1.66

DILUTED	$0.68	$0.60	$2.02	$1.66

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas utility	$263.5	$254.2	$944.6	$810.0
Electric utility	143.9	149.3	624.8	619.3
Other	0.1	0.1	0.3	0.3
Total operating revenues	407.5	403.6	1,569.7	1,429.6

OPERATING EXPENSES:
Cost of gas sold	125.3	122.7	468.7	358.1
Cost of fuel and purchased power	46.4	48.4	201.8	202.9
Other operating	94.9	96.5	354.5	333.4
Depreciation and amortization	51.6	49.6	203.1	196.4
Taxes other than income taxes	15.9	15.9	60.2	57.2
Total operating expenses	334.1	333.1	1,288.3	1,148.0

OPERATING INCOME	73.4	70.5	281.4	281.6

OTHER INCOME - NET	4.4	3.7	16.8	10.5

INTEREST EXPENSE	16.6	15.8	66.6	65.0

INCOME BEFORE INCOME TAXES	61.2	58.4	231.6	227.1

INCOME TAXES	21.4	21.2	83.2	85.3

NET INCOME	$39.8	$37.2	$148.4	$141.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	December 31,	December 31,
	2014	2013

ASSETS
Current Assets
Cash & cash equivalents	$86.4	$21.5
Accounts receivable - less reserves of $6.0 &
$6.8, respectively	196.0	259.2
Accrued unbilled revenues	164.8	134.2
Inventories	118.5	134.4
Recoverable fuel & natural gas costs	9.8	5.5
Prepayments & other current assets	110.9	75.6
Total current assets	686.4	630.4

Utility Plant
Original cost	5,718.7	5,389.6
Less: accumulated depreciation & amortization	2,279.7	2,165.3
Net utility plant	3,439.0	3,224.3

Investments in unconsolidated affiliates	23.4	24.0
Other utility & corporate investments	37.2	38.1
Other nonutility investments	33.6	33.8
Nonutility plant - net	378.0	657.2
Goodwill	289.9	262.3
Regulatory assets	233.6	193.4
Other assets	41.2	39.1
TOTAL ASSETS	$5,162.3	$5,102.6

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$248.9	$227.2
Refundable fuel & natural gas costs	2.5	2.6
Accrued liabilities	184.9	182.1
Short-term borrowings	156.4	68.6
Current maturities of long-term debt	170.0	30.0
Total current liabilities	762.7	510.5

Long-term Debt - Net of Current Maturities	1,407.3	1,777.1

Deferred Income Taxes & Other Liabilities
Deferred income taxes	741.2	707.4
Regulatory liabilities	410.3	387.3
Deferred credits & other liabilities	234.2	166.0
Total deferred credits & other liabilities	1,385.7	1,260.7

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.6 and 82.4 shares, respectively	715.7	709.3
Retained earnings	892.2	845.7
Accumulated other comprehensive (loss)	(1.3)	(0.7)
Total common shareholders' equity	1,606.6	1,554.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,162.3	$5,102.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$166.9	$136.6
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	273.4	277.8
Deferred income taxes & investment tax credits	37.9	43.3
Equity in (earnings) losses of unconsolidated affiliates	(0.5)	59.7
Provision for uncollectible accounts	7.3	6.8
Expense portion of pension & postretirement benefit cost	6.6	9.9
Other non-cash charges - net	5.8	5.8
Loss on sale of business	41.8	—
Gain on revaluation of contingent consideration	(14.8)	—
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	11.8	1.5
Inventories	(22.5)	24.2
Recoverable/refundable fuel & natural gas costs	(4.4)	22.4
Prepayments & other current assets	(35.2)	12.8
Accounts payable, including to affiliated companies	20.2	6.8
Accrued liabilities	12.3	(1.2)
Unconsolidated affiliate dividends	—	1.1
Employer contributions to pension & postretirement plans	(5.1)	(13.7)
Changes in noncurrent assets	0.1	(2.1)
Changes in noncurrent liabilities	(13.4)	(4.7)
Net cash provided by operating activities	488.2	587.0

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	62.4	481.7
Dividend reinvestment plan & other common stock issuances	6.1	6.9
Requirements for:
Dividends on common stock	(120.4)	(117.3)
Retirement of long-term debt	(293.6)	(338.9)
Other financing activities	0.1	(2.1)
Net change in short-term borrowings	87.8	(210.2)
Net cash used in financing activities	(257.6)	(179.9)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of business	311.2	—
Unconsolidated affiliate distributions	1.1	—
Other collections	8.4	5.6
Requirements for:
Transaction costs for sale of business	(9.5)	—
Capital expenditures, excluding AFUDC equity	(448.3)	(393.4)
Business acquistion	(28.6)	—
Other investments	—	(17.3)
Net cash used in investing activities	(165.7)	(405.1)

Net change in cash & cash equivalents	64.9	2.0
Cash & cash equivalents at beginning of period	21.5	19.5
Cash & cash equivalents at end of period	$86.4	$21.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$23.1	$18.5	$57.0	$55.7
Electric Utility Services	13.8	15.7	79.7	75.8
Other Operations	2.9	3.0	11.7	10.3
Total Utility Group	39.8	37.2	148.4	141.8

Nonutility Group
Infrastructure Services	15.5	13.8	43.1	49.0
Energy Services	1.5	3.0	(3.2)	1.0
Coal Mining	—	(4.0)	—	(16.0)
Other Businesses	(0.4)	0.3	(0.8)	(1.0)
Nonutility Group, excluding Coal Mining and ProLiance (*)	16.6	13.1	39.1	33.0

Corporate and Other	(0.2)	(0.5)	0.5	(0.7)

Vectren Consolidated, excluding Coal Mining and ProLiance (*)	$56.2	$49.8	$188.0	$174.1

Coal Mining	0.3		(21.1)

ProLiance		—		(37.5)

Vectren Consolidated	$56.5	$49.8	$166.9	$136.6

EARNINGS PER SHARE:
Utility Group	$0.48	$0.45	$1.80	$1.72
Nonutility Group, excluding Coal Mining and ProLiance (*)	0.20	0.16	0.47	0.41
Corporate and Other	—	(0.01)	0.01	(0.01)

EPS, excluding Coal Mining and ProLiance (*)	$0.68	$0.60	$2.28	$2.12

Coal Mining	—		(0.26)

ProLiance		—		(0.46)

Reported EPS	$0.68	$0.60	$2.02	$1.66

(*) Excludes Coal Mining Results in 2014 and ProLiance Results in 2013 - Years of Disposition

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

GAS UTILITY (Millions):
Residential Margin	$76.9	$75.7	$270.4	$265.9
Commercial Margin	22.2	22.0	77.0	75.2
Industrial Margin	16.6	16.1	59.3	58.0
Other Margin	2.4	2.1	11.1	9.7
Regulatory Expense Recovery Mechanisms	20.1	15.6	58.1	43.1
Total Gas Utility Margin	138.2	131.5	475.9	451.9
Cost of Gas Sold	125.3	122.7	468.7	358.1
Total Gas Utility Revenue	$263.5	$254.2	$944.6	$810.0

GAS SOLD & TRANSPORTED (MMDth):
Residential	26.4	26.5	84.1	77.1
Commercial	11.9	11.8	38.5	34.8
Industrial	33.4	31.0	116.6	111.7
	71.7	69.3	239.2	223.6

AVERAGE GAS CUSTOMERS
Residential	914,271	908,857	911,965	906,168
Commercial	84,608	84,348	84,559	84,239
Industrial	1,706	1,674	1,696	1,675
	1,000,585	994,879	998,220	992,082

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)	101%	101%	110%	103%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

ELECTRIC UTILITY (Millions):
Residential Margin	$32.9	$34.4	$153.3	$150.1
Commercial Margin	26.2	26.4	107.5	105.7
Industrial Margin	27.6	26.2	111.2	108.7
Other Margin	2.6	1.7	5.5	4.8
Regulatory Expense Recovery Mechanisms	2.3	3.8	11.6	10.5
Wholesale and Transmission	5.9	8.4	33.9	36.6
Total Electric Utility Margin	97.5	100.9	423.0	416.4
Cost of Fuel & Purchased Power	46.4	48.4	201.8	202.9
Total Electric Utility Revenue	$143.9	$149.3	$624.8	$619.3

ELECTRICITY SOLD (GWh):
Residential	308.4	325.7	1,455.3	1,425.8
Commercial	317.4	324.3	1,307.0	1,296.3
Industrial	703.0	648.2	2,804.6	2,735.2
Other Sales - Street Lighting	6.4	6.3	22.6	21.8
Total Retail	1,335.2	1,304.5	5,589.5	5,479.1
Wholesale	64.2	182.6	651.1	514.4
	1,399.4	1,487.1	6,240.6	5,993.5

AVERAGE ELECTRIC CUSTOMERS
Residential	124,409	123,989	124,301	123,780
Commercial	18,491	18,419	18,454	18,380
Industrial	117	117	117	116
Other	38	37	38	36
	143,055	142,562	142,910	142,312

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	100%	102%	104%	103%
Heating Degree Days (Indiana)	101%	102%	107%	102%